Investor Presentation
March 11, 2015



West Bancorporation
NASDAQ LISTED
WTBA
NASDAQ
LISTED
NASDAQ

West Bancorporation

David D. Nelson
President & Chief Executive Officer

Douglas R. Gulling
Executive Vice President & Chief Financial Officer

West Bancorporation

Forward-looking Statements

Certain statements in this presentation constitute "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. The information contained in this presentation may contain forward-looking statements about the Company's growth and acquisition strategies, new products and services, and future financial performance, including earnings and dividends per share, return on average assets, return on average equity, efficiency ratio and capital ratios. Such forward-looking information is based upon certain underlying assumptions, risks and uncertainties. Because of the possibility of change in the underlying assumptions, risks and uncertainties, actual results could differ materially from these forward-looking statements. Risks and uncertainties that may affect future results include: competitive pressures, pricing pressures on loans and deposits, actions of bank and non-bank competitors, changes in local and national economic conditions, changes in regulatory requirements, actions of the Securities and Exchange Commission and/or the Federal Reserve Board, Federal Deposit Insurance Corporation and Iowa Division of Banking and customer's acceptance of the Company's products and services. The Company undertakes no obligation to revise or update such statements to reflect current events or circumstances after the date hereof or to reflect the occurrence of unanticipated events.

W West Bancorporation

Executive Leadership

David D. Nelson
President and
Chief Executive Officer

Douglas R. Gulling
EVP & CFO

Harlee N. Olafson
EVP & CRO

Brad L. Winterbottom
President
West Bank

West Bancorporation

Biographies

Dave Nelson, President & Chief Executive Officer



Mr. Nelson was elected Chief Executive Officer and President of West Bancorporation in March 2010. He has 30 years experience in commercial banking. Prior to joining West Bank he had various roles with Wells Fargo including President of Wells Fargo in Rochester, MN.

In addition to his extensive professional expertise, Mr. Nelson is an active participant in many community organizations. He currently serves on the Greater Des Moines Committee, Chair of the Drake University National Advisory Council, Chair-elect of the Iowa Bankers Association board, and ChildServe.

Doug Gulling, Executive Vice President & Chief Financial Officer



Mr. Gulling is Executive Vice President and Chief Financial Officer of West Bancorporation and Chief Financial Officer of West Bank. He became a member of the Board of Directors of West Bank in 2005.

He joined the Company in 2001 as Chief Financial Officer and was named Chief Financial Officer of West Bank in 2002. In 2004 he was elected Executive Vice President of the Company.

Mr. Gulling is a CPA, a member of the Iowa Society of CPAs and the American Institute of CPAs. He is a board member and treasurer of The Greater Des Moines Botanical Garden.

Biographies

Harlee Olafson, Executive Vice President & Chief Risk Officer



Mr. Olafson joined West Bank in August 2010 as Chief Risk Officer bringing over 34 years experience in the financial services industry. He was previously Area Business Banking Manager for Wells Fargo in Southern Minnesota. He has also served as Bank President in Mankato, Minnesota as well as Lead President of the Wells Fargo Southern Minnesota Group.

A graduate of Valley City State University in Valley City, North Dakota, Mr. Olafson enjoys being an active participant in the community. Before coming to West Bank, he was involved with many community organizations, and has served as Chairman of the Mankato Chamber of Commerce. He has also served on the boards of the Minnesota State University Foundation, South Central College, and the YMCA.

Brad Winterbottom, President, West Bank



Mr. Winterbottom is Executive Vice President of the Company and President of West Bank. He has served as a Director of the Bank since 2000. Mr. Winterbottom joined West Bank in 1992.

A graduate of the University of Iowa, Mr. Winterbottom is currently past chairman of the board of Blank Children's Hospital and past President of Variety- the Children's Charity. He serves on the boards of Blank Children's Hospital, Youth Homes of Mid America Foundation, the Community Bankers of Iowa, and the University of Iowa Scholarship Fund.

West Bancorporation

Why West Bancorporation, Inc.?

1) Strong capital position
2) Very good credit quality
3) Excellent earnings
4) Attractive dividend
5) Growth

Mission, Values, Vision

Mission

- West Bancorporation will be a recognized leader in providing financial solutions and community service in our markets, and will provide a high quality work environment that attracts, fairly compensates, retains, and develops people who serve our clients with superior financial solutions.

Values

- West Bancorporation will serve the best interests of its employees, communities and shareholders by working in partnership with our clients to provide superior financial solutions. We will ethically, aggressively and professionally serve the existing and future needs of our clients.

Vision

- To achieve and sustain a position of industry envy and admiration.

Culture

What it means to be a community bank

- We build strong relationships through service and hard work
- We are committed to the communities we serve
- We build and maintain a strong reputation
- We recognize, develop and retain our top performing people

Culture
Community Advisory Board

We have deputized a band of customer advocates to help us with our marketing activities in each of our market areas.

Culture
Going Forward

- Our primary focus will be on our sales and service culture.
- We have specific sales activity expectations for all sales people.

Key Attributes

- Emphasis on small- and medium-sized businesses
- Relationship based
- Experienced management
- Continuity and expertise of staff
- Reliance upon local core deposits

Bank Locations


New Ulm
Faribault
Meadow Valley State Wildlife Area
Nekoosa
Neenah
Appleton
Mankato
Slayton
Madelia
Rochester
Winona
Oshkosh
Owatonna
La Crosse
Adams
Elroy
Fond du Lac
Worthington
Fairmont
Albert Lea
Austin
Rushford
Lake Delton
Estherville
Richland Center
West Bend
Decorah
Spencer
Mason City
Watertown
Sioux Center
Algona
Prairie du Chien
Madison
West Allis
Postville
Nashua
Cherokee
Storm Lake
Janesville
Brodhead
Fort Dodge
Cedar Falls
Waterloo
Manchester
Dubuque
Beloit
Freeport
Rockford
Denison
Carroll
Ames
Marshalltown
Cedar Rapids
Maquoketa
Elgin
De Kalb
Clinton
Dixon
Ankeny
Aurora
West Des
Harlan
Naperville
Davenport
Moline
Atlantic
Joliet
Omaha
Muscatine
Oskaloosa
Ottawa
Knoxville
Kewanee
Creston
Galva
Bellevue
Red Oak
Ottumwa
Streator
Clarinda
Corydon
Centerville
Burlington
Peoria
Pontiac
Fort Madison
Auburn
Maryville
Keokuk
Macomb
Pekin
Bloomington
Wildwood
Kirksville
Rushville
Lincoln
Urbana
bing
© 2013 Nokia © 2013 Microsoft Corporation

West Bancorporation

Des Moines, IA

Des Moines is the political, economic and cultural center of Iowa

A major center for the insurance industry as well as a sizable financial services and publishing business base.

Recent rankings

- #2 Best place for business and careers - Forbes
- #2 Best city to start a new business - Forbes
- #1 Strongest local economy - Policom Corp.

Designated America's wealthiest city by the Today Show



West Bancorporation

Iowa City, IA

Iowa City has long served as a center for culture and education.

- The economy is based on a thriving local commerce, a major university, and a number of national and international businesses.
- The academic, arts and research mission of the University, along with the health care services provided at its hospitals and clinics, have a tremendous economic impact on the area.
- Ranked #5 out of 179 on best performing small cities list.

Milken Institute-2014



West Bancorporation

Rochester, MN

High-tech, health-care and hospitality industries fuel Rochester's growth.

- Included among Kiplinger's 10 best cities for the next decade
- The city has long been a fixture on Money magazine's "Best Places to Live" index



Recent Recognition

- **2014, 2013 & 2012 "SM-ALL Star" by Sandler O'Neill**
  - According to criteria established by Sandler O'Neill, West Bancorporation was named one of the top banks and thrifts in the United States with a market capitalization of less than $2 billion. One of only two companies to be named to the list three years in a row.

- **Named one of the "Nifty 50" by The Bank Director magazine**
  - Recognized in the first quarter of 2013 as number 31 of the 50 best users of capital.

- **2013 Raymond James Community Banker's Cup Winner**
  - Ranked 14th of 302 community banks considered for award based upon various profitability, operational efficiency and balance sheet metrics.

Summary Balance Sheet

$ in (000's)	12.31.14	12.31.13	12.31.12
Cash	$ 27,936	$ 41,126	$ 60,417
Fed Funds Sold	11,845	1,299	111,057
Investments	339,208	357,067	304,103
Net Loans	1,171,264	980,159	915,235
Premises/Fixed Assets	9,988	7,487	5,609
OREO	2,235	5,800	8,304
Other Assets	53,357	49,466	43,450
	$ 1,615,833	$ 1,442,404	$ 1,448,175
Deposits	$ 1,270,462	$ 1,163,842	$ 1,134,576
FF Purchased/Repos	68,975	16,622	55,596
Other Borrowed Money	130,183	131,946	114,509
Other Liabilities	6,038	6,369	8,907
Total Liabilities	$ 1,475,658	$ 1,318,779	$ 1,313,588
Capital	140,175	123,625	134,587
	$ 1,615,833	$ 1,442,404	$ 1,448,175

West Bancorporation

December Average Loan Balance


2014
0%
1%
4%
0%
12%
2%
5%
11%
27%
38%
2013
0%
0%
3%
0%
13%
3%
5%
10%
25%
41%
RE Construction
Home equity
1-4 Family
Multifamily
Commercial RE
Commercial
IDB's
Consumer
Other loans including unposted/inprocess
Overdrafts

West Bancorporation

December Average Deposit Balance


2014
2013
Non-interest Bearing
Checking with interest
Reward Me Checking
Health savings NOW
Income checking
ICS Int. Checking
Public high yield NOW
Super saver
Money market savings
Preferred money market
Public money market
Money market - ICS
CD's < $100,000
CD's > $100,000
Brokered CD's
Indexed CD's

Consolidated Financial Results

	2014	2013	2012
Net income ($000)	**$ 20,040**	$ 16,891	$ 16,011
Return on Average Equity	**15.19%**	13.22%	12.34%
Return on Average Assets	**1.32%**	1.17%	1.21%
Net Interest Margin	**3.59%**	3.48%	3.42%
Efficiency Ratio	**49.93%**	52.55%	50.83%
Texas Ratio	**2.71%**	7.69%	11.25%

Consolidated Capital Measures

	12.31.14	12.31.13
Tangible common equity as % of total tangible assets	**8.68%**	8.57%
Tangible common equity ($000's)	**$ 140,175**	$ 123,625
Total tangible assets ($000's)	**$1,615,833**	$1,442,404

West Bancorporation

West Bank Regulatory Capital Ratios

	12.31.14	12.31.13	Requirements to be well-capitalized
Risk-based capital as % of risk-weighted assets	**12.2%**	13.9%	10.0%
Tier I Capital as % of risk-weighted assets	**11.2%**	12.6%	6.0%
Tier I Capital as % of average assets	**9.6%**	9.8%	5.0%

West Bank

Per Share and Market Information

	PER COMMON SHARE			MARKET INFORMATION (1)	
	Net Income				
	Basic	Diluted	Dividends	High	Low
2014					
4th Quarter	**$ 0.36**	**$ 0.36**	**$ 0.14**	**$ 17.05**	**$ 14.00**
3rd Quarter	**0.32**	**0.32**	**0.12**	**15.68**	**14.01**
2nd Quarter	**0.30**	**0.30**	**0.12**	**16.45**	**13.53**
1st Quarter	**0.28**	**0.27**	**0.11**	**15.98**	**13.64**
2013					
4th Quarter	$ 0.27	$ 0.27	$ 0.11	$ 16.64	$ 13.34
3rd Quarter	0.27	0.27	0.11	14.50	11.74
2nd Quarter	0.25	0.25	0.10	12.27	10.10
1st Quarter	0.23	0.23	0.10	11.72	10.46

(1) The prices shown are the high and low sale prices for the Company's common stock, which trades on the Nasdaq Global Select Market, under the symbol WTBA. The market quotations, reported by Nasdaq, do not include retail markup, markdown or commissions.

West Bancorporation

Benchmark Peer Group Analysis

Bank Name	Total Assets 12.31.14	ROA YTD 12.31.14	ROE YTD 12.31.14	Efficiency Ratio YTD 12.31.14	Texas Ratio 12.31.14
West Bancorporation	**1,615,833**	**1.32%**	**15.19%**	**49.93%**	**2.71%**
Mercantile Bank Corp.	2,893,379	0.76%	8.07%	66.41%	20.63%
Peoples Bancorp.	2,567,769	0.74%	6.17%	71.07%	5.35%
QCR Holdings Inc.	2,524,958	0.63%	10.48%	68.91%	19.47%
Hills Bancorp.	2,308,281	1.21%	9.59%	53.86% *	7.05%
First Defiance Financial Corp.	2,178,952	1.12%	8.65%	64.04%	22.99%
Horizon Bancorp.	2,076,922	0.93%	9.96%	68.66%	13.04%
Southwest Bancorp.	1,942,034	1.09%	7.82%	70.54%	8.25%
MidWestOne Financial Grp Inc.	1,800,302	1.05%	9.94%	57.29%	10.24%
Farmers Capital Bank Corp.	1,782,606	0.92%	9.31%	69.38%	36.44%
Waterstone Financial Inc.	1,780,901	0.71%	2.89%	79.51% *	14.39%
First Mid-Illinois Bancshares	1,607,103	0.97%	9.81%	63.45%	3.42%
Isabella Bank Corp.	1,549,543	0.90%	8.06%	66.71% *	18.11%
BankFinancial Corp.	1,465,410	2.83%	22.58%	80.09%	9.29%
Pulaski Financial Corp.	1,426,456	0.89%	10.34%	66.80%	38.34%
MutualFirst Financial Inc.	1,424,107	0.77%	9.08%	71.83%	10.50%
Baylake Corp.	1,021,623	0.91%	8.99%	69.06%	16.23%
75th Percentile	**2,211,284**	**1.06%**	**9.95%**	**65.82%**	**9.03%**
50th Percentile	**1,791,454**	**0.92%**	**9.20%**	**68.79%**	**13.72%**
25th Percentile	**1,528,510**	**0.77%**	**8.07%**	**70.67%**	**19.76%**

* YTD as of 9/30/2014

Source: SNL Financial as of 3/5/2015

West Bancorporation, Inc.



Total Return Performance
Index Value
450
400
350
300
250
200
150
100
50
0
12/31/09
12/31/10
12/31/11
12/31/12
12/31/13
12/31/14
West Bancorporation, Inc.
NASDAQ Composite
SNL Midwest Bank

Index	*Period Ending*					
	12/31/09	**12/31/10**	**12/31/11**	**12/31/12**	**12/31/13**	**12/31/14**
West Bancorporation, Inc.	100.00	159.08	199.46	232.58	353.22	392.78
NASDAQ Composite	100.00	118.15	117.22	138.02	193.47	222.16
SNL Midwest Bank	100.00	124.18	117.30	141.18	193.28	210.12

Source: SNL Financial LC, Charlottesville, VA

West Bancorporation

Why West Bancorporation, Inc.?

1) Strong capital position
2) Very good credit quality
3) Excellent earnings
4) Attractive dividend
5) Growth


+6.92
$36.49
-0.23
$15.35
+0.52
West Bancorporation
WTBA
NASDAQ
LISTED

Thank you!

West Bancorporation